UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2012

RES-CARE, INC.

(Exact Name of Registrant as specified in Charter)

Kentucky	0-20372	61-0875371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9901 Linn Station Road, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 394-2100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant

On February 27, 2012, the Audit Committee of Registrant’s board of directors (the “Audit Committee”) authorized the dismissal of KPMG LLP (“KPMG”) as the Registrant’s independent registered public accounting firm and engagement of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The Audit Committee informed both KPMG of its dismissal and PricewaterhouseCoopers of its engagement on February 28, 2012.

The audit reports of KPMG on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2011 and 2010, contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, effective November 16, 2010, an affiliate of Onex Partners III LP acquired the majority of the outstanding common stock of Res-Care, Inc. in a business combination accounted for as a purchase.  As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than the periods before the acquisition and, therefore, is not comparable.”

During the Registrant’s fiscal years ended December 31, 2011 and December 31, 2010 and through February 28, 2012, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided KPMG with a copy of the foregoing disclosures.  A copy of KPMG’s letter, dated March 5, 2012, is attached hereto as Exhibit 16.1.

During the Registrant’s fiscal years ended December 31, 2011 and December 31, 2010 and through the date of this Form 8-K, the Registrant did not consult with PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated March 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RES-CARE, INC.

Date: March 5, 2012	By	/s/ David W. Miles
David W. Miles
Executive VP & CFO